SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 28, 2002            By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00   127,368,905.45    6,793,486.01      261,177.58    7,054,663.59       0.00       0.00      120,575,419.44
A_2     200,500,000.00   147,943,883.60   12,356,103.30      294,162.41   12,650,265.71       0.00       0.00      135,587,780.30
A_R             100.00             0.00            0.00            0.00            0.00       0.00       0.00                0.00
M_1      50,000,000.00    50,000,000.00            0.00      143,861.33      143,861.33       0.00       0.00       50,000,000.00
M_2      33,750,000.00    33,750,000.00            0.00      115,106.40      115,106.40       0.00       0.00       33,750,000.00
B        26,750,000.00    26,750,000.00            0.00      126,899.15      126,899.15       0.00       0.00       26,750,000.00
P               100.00           100.00            0.00      262,124.05      262,124.05       0.00       0.00              100.00
TOTALS  465,000,200.00   385,812,889.05   19,149,589.31    1,203,330.92   20,352,920.23       0.00       0.00      366,663,299.74

A_IO    195,300,000.00   114,000,000.00            0.00      665,000.00      665,000.00       0.00       0.00      105,500,000.00
X_1               0.00             0.00            0.00            7.12            7.12       0.00       0.00                0.00
X_2               0.00             0.00            0.00            0.00            0.00       0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4    827.07081461   44.11354552        1.69595831        45.80950383          782.95726909     A_1    2.306880 %
A_2    22540VNL2    737.87473117   61.62645037        1.46714419        63.09359456          676.24828080     A_2    2.236880 %
A_R    22540VNN8      0.00000000    0.00000000        0.00000000         0.00000000            0.00000000     A_R    9.040600 %
M_1    22540VNP3  1,000.00000000    0.00000000        2.87722660         2.87722660        1,000.00000000     M_1    3.236880 %
M_2    22540VNQ1  1,000.00000000    0.00000000        3.41056000         3.41056000        1,000.00000000     M_2    3.836880 %
B      22540VNR9  1,000.00000000    0.00000000        4.74389346         4.74389346        1,000.00000000     B      5.336880 %
P      22540VNS7  1,000.00000000    0.000000002,621,240.50000000 2,621,240.50000000        1,000.00000000     P      9.320601 %
TOTALS              829.70478088   41.18189478        2.58780732        43.76970210          788.52288610

A_IO   22540VNM0    583.71735791    0.00000000        3.40501792         3.40501792          540.19457245     A_IO   7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com


                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                August 26, 2002


Sec. 4.06(a)(i)         Principal Remittance Amount (Total)                                     16,945,841.80
                        Group 1                                                                  5,785,086.21
                        Group 2                                                                 11,160,755.59

                        Scheduled Principal Payments (Total)                                       270,339.66
                        Group 1                                                                    123,631.73
                        Group 2                                                                    146,707.93

                        Principal Prepayments (Total)                                           16,415,028.69
                        Group 1                                                                  5,594,469.73
                        Group 2                                                                 10,820,558.96

                        Curtailments (Total)                                                       206,951.34
                        Group 1                                                                     64,457.43
                        Group 2                                                                    142,493.91

                        Cutailment Interest Adjustments (Total)                                        789.88
                        Group 1                                                                        258.63
                        Group 2                                                                        531.25

                        Repurchase Principal (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Substitution Amounts (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Net Liquidation Proceeds (Total)                                            47,399.08
                        Group 1                                                                          0.00
                        Group 2                                                                     47,399.08

                        Recoveries from Prior Loss Determinations (Total)                            5,322.48
                        Group 1                                                                      2,281.40
                        Group 2                                                                      3,041.08

                        Other Principal Adjustments (Total)                                             10.67
                        Group 1                                                                        -12.71
                        Group 2                                                                         23.38

                        Gross Interest (Total)                                                   4,105,909.10
                        Group 1                                                                  1,875,772.49
                        Group 2                                                                  2,246,928.13

                        Reimbursements of Non-Recoverable Advances Previously Made (Total)         126,563.09
                        Group 1                                                                     22,282.94
                        Group 2                                                                    104,280.15

                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)             0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

Prepayment Penalties
                        Number of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                                    125.00
                        Group 1                                                                         67.00
                        Group 2                                                                         58.00

                        Balance of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                              3,376,121.86
                        Group 1                                                                    639,902.42
                        Group 2                                                                  2,736,219.44

                        Amount of Prepayment Penalties Collected (Total)                           262,123.27
                        Group 1                                                                     89,221.66
                        Group 2                                                                    172,901.61


                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            August 26, 2002


Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                   9,377
                        Group 1                                                                         5,802
                        Group 2                                                                         3,575

Sec. 4.06(iv)           Beginning Aggregate Loan Balance (Total)                               394,483,589.83
                        Group 1                                                                177,984,270.09
                        Group 2                                                                216,499,319.74

                        Ending Number of Loans Outstanding (Total)                                      9,003
                        Group 1                                                                         5,618
                        Group 2                                                                         3,385

                        Ending Aggregate Loan Balance (Total)                                  375,665,835.39
                        Group 1                                                                171,898,709.89
                        Group 2                                                                203,767,125.50

Sec. 4.06(a)(v)         Servicing Fees and Loss Mitigation Fees(Total)                             170,121.04
                        Group 1                                                                     76,755.71
                        Group 2                                                                     93,365.33

                        Additional Servicing Fees - Prepayment Period (Total)                          691.76
                        Group 1                                                                        400.38
                        Group 2                                                                        291.38

                        Trustee Fee (Total)                                                          1,808.05
                        Group 1                                                                        815.76
                        Group 2                                                                        992.29

                        Certificate Insurer Premium (Group 2, Class A-2 only)                       13,561.52

Sec. 4.06(vii)          Current Advances (Total)                                                        N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A

                        Aggregate Advances (Total)                                                      N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A


                                      -8-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            August 26, 2002




Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          74             2,144,343.69            1.25 %
                2 Month          32             1,085,840.33            0.63 %
                3 Month          59             1,876,664.91            1.09 %
                Total           165             5,106,848.93            2.97 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          64             3,176,175.67            1.56 %
                2 Month          29             1,638,782.46            0.80 %
                3 Month          52             3,184,362.92            1.56 %
                Total           145             7,999,321.05            3.92 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         138              5,320,519.36           1.42 %
                2 Month          61              2,724,622.79           0.73 %
                3 Month         111              5,061,027.83           1.35 %
                Total           310             13,106,169.98           3.50 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                39              1,098,942.79            0.64 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                8               307,180.39              0.15 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                47              1,406,123.18            0.37 %

                * Only Current Bankruptcies are reflected in the table above.



                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                2               171,591.73              0.10 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                1               166,850.70              0.08 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                3               338,442.43              0.09 %



                                    -9-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            August 26, 2002

Section 4.06(x)         New REO Loan Level Information                                                  N\A

Section 4.06(xi)        REO Properties

                        Group 1
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group 2
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group Totals
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

Section 4.06(xii)       Current Realized Losses (Total)                                         1,877,235.12
                        Group 1                                                                   302,755.39
                        Group 2                                                                 1,574,479.73

                        Cumulative Realized Losses - Reduced by Recoveries (Total)              6,603,517.40
                        Group 1                                                                 1,190,904.04
                        Group 2                                                                 5,412,613.36

Sec. 4.06(xv)           Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Trigger Event           Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 13.5% of Sr. Enhancement%?)                NO

                        Rolling 3 Month Delinquency Rate                                           2.60942 %
                        Sr. Enhancement Percentage x 13.5%                                         4.28220 %

O/C Reporting           Targeted Overcollateralization Amount                                   9,300,004.00
                        Ending Overcollateralization Amount                                     9,002,535.65
                        Ending Overcollateralization Deficiency                                   297,468.35
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 2,203,747.51
                        Overcollateralization Increase Amount                                   2,203,747.51
                        Payment to Class X-1                                                            7.12


                                    -10-

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
